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                                                                    EXHIBIT 99.1

                                 TRANSPRO, INC.
                              INVESTOR PRESENTATION

                     CREATING A NEW LEADER IN THE AUTOMOTIVE
                              AFTERMARKET INDUSTRY

                                OCTOBER 29, 2004

                                  PRESENTED BY:
                     CHARLES E. JOHNSON - PRESIDENT AND CEO

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SAFE-HARBOR STATEMENT

Statements included in this presentation which are not historical in nature are forward-looking statements under the U.S. securities laws. These statements inherently involve risks and uncertainties and actual future results may differ from those expressed or implied in these statements. These differences could be material. Factors that could cause or contribute to such differences include, but are not limited to, (1) the possibility that the companies may not be able to agree to definitive transaction documents, (2) the possibility that conditions to the transaction, including stockholder or regulatory approvals, may not be satisfied, (3) problems arising in the integration of the respective businesses, (4) unexpected costs relating to the transaction, (5) the businesses suffering as a result of uncertainty surrounding the transaction, (6) general market perception of the transaction, (7) the effect of any changes in customer and supplier relationships and purchasing patterns, (8) the ability to retain key personnel, (9) other uncertainties and matters beyond the control of management of the companies, and (10) other risks detailed in the periodic filings filed by Transpro and Modine with the SEC. Neither Transpro nor Modine assumes any obligation, and each expressly disclaims any duty, to update information contained in this presentation except as required by law. Transpro intends to file with the SEC a registration statement on Form S-4 that will include a prospectus and proxy/information statement and other relevant documents in connection with the proposed transaction. Investors and security holders of each company are urged to read the prospectus and proxy/information statement and other relevant materials when they become available because they will contain important information about Transpro and Modine and the proposed transaction. Investors and security holders may obtain a free copy of these materials (when they are available) and other documents filed with the SEC at the SEC's website at www.sec.gov. In addition, the documents filed with the SEC by Transpro may be obtained free of charge by directing such requests to
Transpro, Inc., Attention: Investor Relations, 100 Gando Drive, New Haven, CT
06513, or from Transpro's website at www.transpro.com. The documents filed with the SEC by Modine may be obtained free of charge by directing such requests to
Modine Manufacturing Company, Attention: Investor Relations, 1500 DeKoven
Avenue, Racine, WI 53403, or from Modine's website at www.modine.com. Transpro,
Modine, their respective executive officers and directors and certain members of management may be deemed to be participants in the solicitation of proxies from
Transpro stockholders with respect to the proposed transaction. Information regarding the interests of these officers and directors in the proposed transaction will be included in the prospectus and proxy/information statement.
This presentation will not constitute an offer to sell or a solicitation of an offer to buy any security and will not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

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INTRODUCTION

o    Transpro, Inc. and Modine Manufacturing Company have signed a letter of intent that sets forth the terms of a proposed merger between Transpro and
     Modine's aftermarket business to form a new Company

o    The merger represents a transforming event that will create a strategically and financially stronger international leader in the automotive aftermarket

     -    Benefits investors, customers, and employees

o    The new Company is expected to have. . .

     -    Improved ability to compete on an international basis

     -    Expanded customer access and product lines, and enhanced service, branding, and distribution capabilities

     -    Significant opportunities for improved financial performance through operational consolidation and improved sourcing

     -    Greatly enhanced credit, stock market liquidity, and public company profile

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TRANSACTION SYNOPSIS

o    As contemplated by the letter of intent, Modine would spin off its aftermarket business on a debt-free basis to its shareholders, and the resulting company would immediately be merged into Transpro

     -    Spin-off is expected to be tax-free to Modine's shareholders

     -    Merger is expected to be tax-free to Modine's and Transpro's shareholders

          -    Transpro's current shareholders will own 46% or 7.5 million shares of the new Company

          -    Modine's current shareholders will own 54% or 8.8 million shares of the new Company

o    Concurrent with the merger, Transpro would sell G&O, its heavy duty OEM business, to Modine for $17 million in cash

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NEW COMPANY LEADERSHIP TEAM

o    Leadership team will provide both vision and continuity

o    Board will initially include ten directors

     -    Six members of Transpro's existing Board of Directors

     -    Four members selected by Modine (two executive officers and two outside directors)

o    Chairman will be selected from existing Transpro outside directors

o    Charles E. Johnson will serve as CEO

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TRANSPRO TODAY

o    Leading manufacturer and supplier of heat transfer and air conditioning products for the automotive and light truck aftermarket

o    Manufacturer and supplier of heavy duty OEM and aftermarket heat transfer products

o    Comprehensive product offering under the leading brands of Ready-Rad(R) and
     Ready-Aire(R)

o    Diverse customer base including retailers, specialty parts distributors, and warehouse distributors

o    Established distribution presence in North America

o    Manufacturing facilities in United States and Mexico

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NEW COMPANY TOMORROW

o    Comprehensive product offering focused on the sale of aftermarket heat transfer and air conditioning products for the automotive, truck, and industrial markets

     -    Marketed under the highly recognized Ready-Rad(R), Ready-Aire(R),
          Modine(R), NRF(R), Mexpar(R), and AirPro(R) brands

o    Expanded customer base creating new product opportunities

o    International footprint with enhanced presence in North America, Latin
     America, and Europe

o    Improved capacity utilization at manufacturing facilities in North America,
     Mexico, and Europe

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COMPELLING MERGER RATIONALE

o    The new Company will be well positioned to meet the challenges of today's aftermarket and deliver value to shareholders

o    Benefits of increased scale

     -    Increased geographic, distribution, and customer reach

     -    Increased brand and product breadth

     -    Increased manufacturing and sourcing efficiencies

o    Significant synergy benefits are expected

     -    Recurring full-year cost savings of at least $20 million, with additional upside possible

     -    Savings expected from facility rationalization, manufacturing efficiencies, and improved material sourcing

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FINANCIAL HIGHLIGHTS

o    The new Company will have net sales in excess of $400 million

o    Improved profitability

     -    Substantial synergy benefits

     -    Profitable in first year of the combination before restructuring charges

     -    Restructuring charges expected to be $10 million to $14 million over the 12- to 18-month integration period

o    One-time transaction effects

     -    Purchase accounting expected to result in negative goodwill and a related extraordinary gain in year of closing

     -    Gain on sale of heavy duty OEM business

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FINANCIAL HIGHLIGHTS (CONT')

o    The new Company will have an improved balance sheet and financial flexibility

     -    Debt will be reduced by the proceeds from sale of heavy duty OEM business and the application of cash in Modine's aftermarket business

     -    Debt-to-capitalization ratio expected to improve to 20% from
          Transpro's current ratio of 50%

     -    Expect to put in place expanded credit facilities post-closing

o    Flexibility will greatly facilitate and help maximize integration and synergy realization processes

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WRAP-UP AND Q & A

o    Due diligence is substantially complete and key terms agreed

o    Transpro and Modine expect to sign a definitive merger agreement and related transaction agreements in fourth quarter 2004

o    Definitive transaction agreements would contain customary conditions, including Transpro shareholder approval and regulatory approvals

o    Transaction expected to close in first quarter 2005

                                      Q & A

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